SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                         Date of Report: March 29, 2004


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  1-31703


         Virginia                                                   54-0846569
(State or other jurisdiction of                          (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                         21046-2306
(Address of principal executive office)                             (Zip Code)



Registrant's telephone number, including area code:             (301) 939-7000


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                                ESSEX CORPORATION




ITEM 5. OTHER EVENTS

         On March 29, 2004, Essex Corporation issued a press release announcing that trading of shares of common stock of Essex Corporation will move to the NASDAQ National Market upon market opening on Wednesday March, 31, 2004 under the symbol "KEYW". A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1  Press Release dated March 29, 2004, issued by Essex Corporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ESSEX CORPORATION
                                  (Registrant)


                                /S/ JOSEPH R. KURRY, JR.
                                ----------------------------------------
DATE:  March 29, 2004           Joseph R. Kurry, Jr.
                                Sr. Vice President, Treasurer and Chief
                                Financial Officer


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                                  EXHIBIT INDEX


Exhibit
NUMBER       DESCRIPTION


99.1         Press Release dated March 29, 2004, issued by Essex Corporation.